                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1  Articles of Incorporation of American Century Variable Portfolios II,
Inc., dated September 15, 2000 (filed as Exhibit a1 to the Initial Registration
Statement of the Registrant on September 29, 2000, File No. 333-46922, and
incorporated herein by reference).

EX-99.a2  Articles Supplementary of American Century Variable Portfolios II,
Inc., dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective Amendment No.
2 to the Registration Statement of the Registrant on January 9, 2001, File No.
333-46922, and incorporated herein by reference).

EX-99.a3  Articles Supplementary of American Century Variable Portfolios II,
Inc., dated December 17, 2002 (filed as Exhibit a3 to Post-Effective Amendment
No. 4 to the Registration Statement of the Registrant on December 20, 2002, File
No. 333-46922, and incorporated herein by reference).

EX-99.b   Amended and Restated Bylaws, dated August 24, 2004.

EX-99.c   Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation, appearing as Exhibit a1 to the Initial Registration
Statement of the Registrant, and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 24,
25, 30, 31, 32, 35, 41, 42, 47, 48, 49, and 51 of Registrant's Amended and
Restated Bylaws, incorporated herein by reference.

EX-99.d   Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated August 1, 2004.

EX-99.e   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated February 24, 2005 (filed as Exhibit e to
Post-Effective Amendment No. 109 to the Registration Statement of American
Century Mutual Funds, Inc. on February 25, 2005, File No. 2-14213, and
incorporated herein by reference).

EX-99.g1  Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g2  Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on January 9, 2001, File No.
333-46922, and incorporated herein by reference).

EX-99.g3  Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g4  Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g5  Master Agreement with Commerce Bank, N.A. dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. filed on February 28, 1997,
File No. 33-14213, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust on July
31, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Quantitative Equity Funds on June 29, 1998, File No. 33-19589, and
incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of the Registrant
on December 29, 2000, File No. 2-82734, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement of the Registrant
on December 20, 2002, File No. 333-46922, and incorporated herein by reference).

EX-99.h9  Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10 Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h11 Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h12 Customer Identification Program Reliance Agreement dated August 26,
2004 (filed as Exhibit h2 to Pre-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel, dated April 15, 2004 (filed as
Exhibit i to Post-Effective Amendment No. 7 to the Registration Statement of the
Registrant on April 15, 2004, File No. 333-46922, and incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2  Power of Attorney, dated December 9, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3  Secretary's Certificate, dated December 10, 2004 (filed as Exhibit j3 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m   Amended and Restated Class II Master Distribution Plan, dated
November 17, 2004 (filed as Exhibit m1 to Post-Effective Amendment No. 41 to the
Registration Statement of American Century Variable Portfolios, Inc. on November
29, 2004, File No. 33-14567, and incorporated herein by reference.)

EX-99.n   Multiple Class Plan of American Century Variable Portfolios II, Inc.,
dated December 31, 2002 (filed as Exhibit n to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant, on December 20, 2002, File No.
333-46922, and incorporated herein by reference).

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios, Inc. on August 30, 2004, File No. 333-116351, and
incorporated herein by reference).

EX-99.p2  Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).